UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 6, 2006

DYNATEM, INC.

(Exact name of Registrant as specified in its charter)

California	0-16250	95-3627099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

23263 Madero, Suite C, Mission Viejo, California 92691

(Address of principal executive offices)

Registrant’s telephone number, including area code: (949) 855-3235

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(1)	Merger Involving Independent Accountants

(i)	On December 5, 2006, we were informed by Squar, Milner, Miranda & Williamson, LLP (“Squar Milner”), the independent registered public accounting firm for Dynatem, Inc. (the “Company”), as follows:

(1)	Squar Milner has consummated a merger with Peterson & Co., LLP (“Peterson”). Peterson is located in San Diego, California, and is also registered with the Public Company Accounting Oversight Board (United States). The name of the post-merger firm is Squar, Milner, Peterson, Miranda & Williamson, LLP (“Squar Milner Peterson”).

(2)	We are required to file this Form 8-K as notification that Squar Milner Peterson succeeds Squar Milner as our independent registered auditor.

(ii)	Squar Milner’s reports on our consolidated financial statements as of and for the years ended May 31, 2005 and 2006 did not contain an adverse opinion or a disclaimer of opinion, nor was either such report qualified or modified as to uncertainty, audit scope or accounting principles.

(iii)	Neither of the reports of Squar Milner on the Company’s financial statements for the two most recent fiscal years contained an adverse opinion or a disclaimer of opinion, nor was either such report qualified or modified as to uncertainty, audit scope or accounting principles.

(1)	During the Company’s two most recent fiscal years and through December 5, 2006, there were no disagreements with Squar Milner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Squar Milner, would have caused them to make reference thereto in their reports on the financial statements for such years.

(2)	During the Company’s two most recent fiscal years and through December 5, 2006, there have been no reportable events (as defined in Regulation S-B Item 304(a)(1)(iv)(B)).

(iv)	The Company has requested that Squar Milner furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Squar Milner agrees with the above statements. A copy of Squar Milner’s letter required by Item 304(a)(3) of Regulation S-B is filed as Exhibit 16 to this Form 8-K.

(2)	During the Company’s two most recent fiscal years and through December 5, 2006, neither the Company, nor anyone on its behalf, consulted with Peterson regarding either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements; or any matter that was either a subject of disagreement (as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instructions to that Item) or a reportable event (as described in Item 304(a)(1)(iv)(B) of Regulation S-B).

(3)	We have notified the members of our Audit Committee of the facts set forth in this report on Form 8-K, including the appointment of Squar Milner Peterson as our independent registered auditor and no member has disapproved of this appointment.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of businesses acquired.

None

(b)	Pro forma financial information.

None

(c)	Shell company transactions.

None

(d)	Exhibits
16	Letter regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNATEM, INC.

Date: December 6, 2006	By:	/s/ Michael Horan
Michael Horan
President

EXHIBIT INDEX

Exhibit Number		Sequential Page Number
16	Letter regarding change in certifying accountant.	4